LOAN AND SECURITY AGREEMENT
                                 BY AND BETWEEN
                           SAMIR FINANCIAL II, L.L.C.,
                                       AND
                              HARTVILLE GROUP, INC.
                                       AND
                    PETSMARKETING INSURANCE.COM AGENCY, INC.
                         DATED AS OF  FEBRUARY 19, 2003

                           LOAN AND SECURITY AGREEMENT

     THIS LOAN AND SECURITY AGREEMENT (as amended, modified or supplemented from time to time, this "AGREEMENT") made this 19th day of February, 2003 by and between SAMIR FINANCIAL II, L.L.C., an Illinois limited liability company ("LENDER"), 20682 North Plumwood Drive, Kildeer, Illinois 60047, and HARTVILLE GROUP, INC., a Nevada corporation, with its principal place of business at 7551
N.  Main  Street,  North  Canton,  Ohio  44720  ("HARTVILLE"), and PETSMARKETING
INSURANCE.COM AGENCY, INC., an Ohio corporation with its principal place of business at 7551 N. Main Street, North Canton, Ohio 44720
("PETSMARKETING")(each of Hartville and Petsmarketing is sometimes hereafter referred to as a "BORROWER" and are collectively referred to as "BORROWERS").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, Borrowers have requested a $3,000,000 Loan from Lender, and the parties wish to provide for the terms and conditions upon which such Loan or other financial accommodations, if made by Lender, shall be made;

     NOW, THEREFORE, in consideration of any Loan (including any Loan by renewal or extension) hereafter made to Borrowers by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each Borrower, the parties agree as follows:

     1.     DEFINITIONS.
            -----------

     "ACCOUNT", "ACCOUNT DEBTOR", "CHATTEL PAPER", "COMMERCIAL TORT CLAIMS", "DEPOSIT ACCOUNTS", "DOCUMENTS", "ELECTRONIC CHATTEL PAPER", "EQUIPMENT", "FIXTURES", "GENERAL INTANGIBLES", "GOODS", "INSTRUMENTS", "INVENTORY", "INVESTMENT PROPERTY", "LETTER-OF-CREDIT RIGHT", "PROCEEDS" and "TANGIBLE CHATTEL PAPER" shall have the respective meanings assigned to such terms in the Illinois Uniform Commercial Code, as the same may be in effect from time to time.

     "AFFILIATE" shall mean any Person (i) which directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, any Borrower, (ii) which beneficially owns or holds five percent (5%) or more of the voting control or equity interests of any Borrower, or (iii) five percent (5%) or more of the voting control or equity interests of which is beneficially owned or held by any Borrower.

     "BUSINESS DAY" shall mean any day other than a Saturday, a Sunday or any day that banks in Chicago, Illinois are required or permitted to close.

     "CAPITAL EXPENDITURES" shall mean with respect to any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including expenditures for capitalized lease obligations) by Borrowers and its Subsidiaries during such period that are required by generally accepted accounting principles, consistently applied, to be included in or reflected by the property, plant and equipment or similar fixed asset accounts (or intangible accounts subject to amortization) on the balance sheet of Borrowers.

     "COLLATERAL"  shall  mean  all  of  the  property of Borrowers described in
Section  5  hereof,  together  with  all  other real or personal property of any
----------
Obligor or any other Person now or hereafter pledged to Lender to secure, either directly or indirectly, repayment of any of the Liabilities.

     "ENVIRONMENTAL LAWS" shall mean all federal, state, district, local and foreign laws, rules, regulations, ordinances, and consent decrees relating to health, safety, hazardous substances, pollution and environmental matters, as now or at any time hereafter in effect, applicable to any Borrower's business or facilities owned or operated by any Borrower, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contamination, chemicals, or hazardous, toxic or dangerous substances, materials or wastes into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, modified or restated from time to time.

     "EVENT  OF  DEFAULT" shall have the meaning specified in Section 15 hereof.
                                                              ----------

     "FISCAL YEAR" shall mean each twelve (12) month accounting period of Borrower, which ends on December 31st of each year.

     "HARTVILLE/LASALLE COMMERCIAL PAPER" shall mean $1,500,000 of Commercial Paper or a Certificate of Deposit issued by ABN AMRO North America, Inc. or LaSalle Bank National Association to Hartville, whether in certificate or book entry form and any renewals and substitutions therefor and all interest, dividends, substitutions, products and proceeds thereof.

     "HAZARDOUS MATERIALS" shall mean any hazardous, toxic or dangerous substance, materials and wastes, including, without limitation, hydrocarbons
(including naturally occurring or man-made petroleum and hydrocarbons), flammable explosives, asbestos, urea formaldehyde insulation, radioactive materials, biological substances, polychlorinated biphenyls, pesticides, herbicides and any other kind and/or type of pollutants or contaminants (including, without limitation, materials which include hazardous constituents), sewage, sludge, industrial slag, solvents and/or any other similar substances, materials, or wastes and including any other substances, materials or wastes that are or become regulated under any Environmental Law (including, without limitation any that are or become classified as hazardous or toxic under any Environmental Law).

     "INDEMNIFIED  PARTY" shall have the meaning specified in Section 18 hereof.
                                                              ----------

     "LASALLE BANK LETTER OF CREDIT" shall mean that certain Letter of Credit in the amount of $1,500,000 issued by LaSalle Bank National Association ("LASALLE") on behalf of Hartville for the benefit of Hartville's Subsidiary, Hartville Insurance Company, and any renewals or substitutions therefor.

     "LIABILITIES" shall mean any and all obligations, liabilities and indebtedness of Borrowers to Lender or to any parent, affiliate or subsidiary of Lender of any and every kind and nature, howsoever created, arising or evidenced and howsoever owned, held or acquired, whether now or hereafter existing, whether now due or to become due, whether primary, secondary, direct, indirect, absolute, contingent or otherwise (including, without limitation, obligations of performance), whether several, joint or joint and several, and whether arising or existing under written or oral agreement or by operation of law.

     "LOAN" or "LOANS" shall mean all loans and advances made by Lender to or on behalf of Borrowers hereunder.

     "LOCK  BOX"  and  "LOCK  BOX  ACCOUNT" shall have the meanings specified in subsection  8(a)  hereof.
---------------

     "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on the business, property, assets, prospects, operations or condition, financial or otherwise, of a Person.

     "OBLIGOR" shall mean each Borrower and each other Person who is or shall become primarily or secondarily liable for any of the Liabilities.

     "ORIGINAL  TERM"  shall  have  the  meaning specified in Section 10 hereof.
                                                             -----------

     "OTHER AGREEMENTS" shall mean all agreements, instruments and documents, other than this Agreement, including, without limitation, guaranties, mortgages, trust deeds, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, leases, financing statements and all other writings heretofore, now or from time to time hereafter executed by or on behalf of any Borrower or any other Person and delivered to Lender or to any parent, affiliate or subsidiary of Lender in connection with the Liabilities or the transactions contemplated hereby, as each of the same may be amended, modified or supplemented from time to time.

     "PARENT" shall mean any Person now or at any time or times hereafter owning or controlling (alone or with any other Person) at least a majority of the issued and outstanding equity of Borrower and, if Borrower is a partnership, the general partner of a Borrower.

     "PBGC"  shall  have  the  meaning  specified in subsection 12(b)(v) hereof.
                                                     --------------------

     "PERMITTED LIENS" shall mean (i) statutory liens of landlords, carriers, warehousemen, processors, mechanics, materialmen or suppliers incurred in the ordinary course of business and securing amounts not yet due or declared to be due by the claimant thereunder or amounts which are being contested in good faith and by appropriate proceedings and for which the applicable Borrower has maintained adequate reserves; (ii) liens or security interests in favor of Lender; (iii) zoning restrictions and easements, licenses, covenants and other restrictions affecting the use of real property that do not individually or in the aggregate have a material adverse effect on any Borrower's ability to use such real property for its intended purpose in connection with any Borrower's business; (iv) liens in connection with purchase money indebtedness and capitalized leases otherwise permitted pursuant to this Agreement, provided, that such liens attach only to the assets the purchase of which was financed by such purchase money indebtedness or which is the subject of such capitalized leases; (v) existing, specific liens on equipment; (vi) involuntary liens securing amounts less than $50,000 and which are released or for which a bond acceptable to Lender in its sole discretion has been posted within ten days of its creation, (vii) liens specifically permitted by Lender in writing in accordance with an intercreditor or subordination agreement satisfactory to Lender; and (viii) other liens permitted under the Hartville/LaSalle CD.

     "PERSON" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, entity, party or foreign or United States government (whether federal, state, county, city, municipal or otherwise), including, without limitation, any instrumentality, division, agency, body or department thereof.

     "PLAN"  shall  have  the  meaning  specified in subsection 12(b)(v) hereof.
                                                    --------------------

     "SUBSIDIARY" shall mean any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time stock of any other class of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned by Borrower, or any partnership, joint venture or limited liability company of which more than fifty percent (50%) of the outstanding equity interests are at the time, directly or indirectly, owned by any Borrower or any partnership of which any Borrower is a general partner.

     2.     LOANS.
            -----

     (a)     LOAN.
             ----

     Subject to the terms and conditions of this Agreement and the Other Agreements, Lender shall make a Loan to Borrowers in the aggregate amount of Three Million Dollars ($3,000,000).

     (b)     REPAYMENTS.
             ----------

     REPAYMENT  OF LOAN.  The Loan and all other Liabilities shall be repaid, if
     ------------------
not sooner due or declared due, on the last day of the Original Term. The Loan may be prepaid in whole or part without penalty at any time, and in the event that the Loan is so prepaid, the Lender will promptly refund to the Borrower the unallocated portion of any "Prepaid Interest" (as defined in the Note).

     (c)     NOTE.
             ----

     The  Loan  shall, in Lender's sole discretion, be evidenced by a promissory note in form and substance satisfactory to Lender. However, if the Loan is not so evidenced, such Loan may be evidenced solely by entries upon the books and records maintained by Lender.

     3.     RESERVED.
            --------

     4.     INTEREST,  FEES  AND  CHARGES.
            -----------------------------

     (a)     INTEREST  RATE.
             --------------

     The Loan shall bear interest at the rate of two and one half percent (2.5%) per month or thirty percent (30%) per annum, payable in advance commencing on the date of this Agreement and continuing on the same day of each month. The first nine (9) months of interest due and payable hereunder in the aggregate amount of Six Hundred Seventy-Five Thousand ($675,000.00) shall be paid to Lender in advance from the initial proceeds of the Loan. Upon the occurrence of an Event of Default and during the continuance thereof, the Loan shall bear interest at the rate of three percent (3.0%) per month or thirty-six percent (36%) per annum, which interest shall be payable on demand. All interest shall be calculated on the basis of a 360-day year.

     (b)     FEES  AND  CHARGES.
             ------------------

     (i)  CLOSING  FEE AND BALANCE OF GOOD FAITH DEPOSIT: Borrowers shall pay to
          ----------------------------------------------
Lender a closing fee (the "CLOSING FEE") equal to Three Hundred Twenty-Five Thousand and 00/100 Dollars ($325,000.00), which Closing Fee shall be fully earned and payable on the date of disbursement of the Loan. In addition, Borrowers shall pay to Lender on the date of the disbursement of the Loan the balance of the good faith deposit in the amount of $20,000.

     (ii) COSTS AND EXPENSES: Borrowers shall reimburse Lender for all costs and
          ------------------
expenses, including, without limitation, legal expenses and attorneys' fees, incurred by Lender in connection with the (i) documentation and consummation of this transaction and any other transactions between Borrowers and Lender, including, without limitation, Uniform Commercial Code and other public record searches and filings, overnight courier or other express or messenger delivery, appraisal costs, surveys, title insurance and environmental audit or review costs; (ii) collection, protection or enforcement of any rights in or to the Collateral; (iii) collection of any Liabilities; and (iv) administration and enforcement of any of Lender's rights under this Agreement. Borrowers shall also pay all normal service charges with respect to all accounts maintained by Borrowers with Lender and any additional services requested by Borrowers from Lender. All such costs, expenses and charges shall constitute Liabilities hereunder, shall be payable by Borrowers to Lender on demand, and until paid, shall bear interest at the highest rate then applicable to Loans hereunder.

     (iii)  MONITORING  AND  COLLATERAL  MANAGEMENT  FEE:  Borrowers will pay to
            --------------------------------------------
Lender a monitoring and collateral management fee (the "COLLATERAL MANAGEMENT FEE") of $3,000 each month, payable in advance, commencing on the date of this Agreement, (with the first fee payable from the initial proceeds of the Loan), and continuing on the fifteenth day of each month thereafter until the Liabilities are paid in full.

     (c)     MAXIMUM  INTEREST.
             -----------------

     It is the intent of the parties that the rate of interest and other charges to Borrowers under this Agreement shall be lawful; therefore, if for any reason the interest or other charges payable under this Agreement are found by a court of competent jurisdiction, in a final determination, to exceed the limit which Lender may lawfully charge to Borrowers, then the obligation to pay interest and other charges shall automatically be reduced to such limit and, if any amount in excess of such limit shall have been paid, then such amount shall be refunded to Borrowers.

     5.     COLLATERAL.
            ----------

     (a)     GRANT  OF  SECURITY  INTEREST  TO  LENDER.
             -----------------------------------------

     As security for the payment of all Loans now or in the future made by Lender to Borrowers hereunder and for the payment or other satisfaction of all other Liabilities, each Borrower hereby assigns to Lender and grants to Lender a continuing security interest in the following property of such Borrower, whether now or hereafter owned, existing, acquired or arising and wherever now or hereafter located: (a) all Accounts and all Goods whose sale, lease or other disposition by such Borrower has given rise to Accounts and have been returned to, or repossessed or stopped in transit by, such Borrower; (b) all Chattel Paper, Instruments, Documents and General Intangibles (including, without limitation, all patents, patent applications, trademarks, trademark applications, trade names, trade secrets, goodwill, copyrights, copyright applications, registrations, licenses, software, franchises, customer lists, tax refund claims, claims against carriers and shippers, guarantee claims, contracts rights, payment intangibles, security interests, security deposits and rights to indemnification); (c) all Inventory (whether or not Eligible Inventory); (d) all Goods (other than Inventory), including, without limitation, Equipment and Fixtures; (e) all Investment Property; (f) all Deposit Accounts, bank accounts, deposits and cash; (g) all Letter-of-Credit Rights; (h) Commercial Tort Claims listed on Exhibit C hereto (i) any other property of such Borrower now or hereafter in the possession, custody or control of Lender or any agent or any parent, affiliate or subsidiary of Lender or any participant with Lender in the Loans, for any purpose (whether for safekeeping, deposit, collection, custody, pledge, transmission or otherwise) and (j) all additions and accessions to, substitutions for, and replacements, products and Proceeds of the foregoing property, including, without limitation, proceeds of all insurance policies insuring the foregoing property, and all of such Borrower's books and records relating to any of the foregoing and to such Borrower's business.

     (b)     OTHER  SECURITY.
             ---------------

     Lender, in its sole discretion, without waiving or releasing any obligation, liability or duty of Borrowers under this Agreement or the Other Agreements or any Event of Default, may at any time or times hereafter, but shall not be obligated to, pay, acquire or accept an assignment of any security interest, lien, encumbrance or claim asserted by any Person in, upon or against the Collateral. All sums paid by Lender in respect thereof and all costs, fees and expenses including, without limitation, reasonable attorney fees, all court costs and all other charges relating thereto incurred by Lender shall constitute Liabilities, payable by Borrowers to Lender on demand and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder.

     (c)     POSSESSORY  COLLATERAL.
             ----------------------

     Upon a Borrower's receipt of any portion of the Collateral evidenced by an agreement, Instrument or Document, including, without limitation, any Tangible Chattel Paper and any Investment Property consisting of certificated securities, Borrower shall deliver the original thereof to Lender together with an appropriate endorsement or other specific evidence of assignment thereof to Lender (in form and substance acceptable to Lender). If an endorsement or assignment of any such items shall not be made for any reason, Lender is hereby irrevocably authorized, as such Borrower's attorney and agent-in-fact, to endorse or assign the same on such Borrower's behalf.

     (d)     ELECTRONIC  CHATTEL  PAPER.
             --------------------------

     To the extent that a Borrower obtains or maintains any Electronic Chattel Paper, such Borrower shall create, store and assign the record or records comprising the Electronic Chattel Paper in such a manner that (i) a single authoritative copy of the record or records exists which is unique, identifiable and except as otherwise provided in clauses (iv), (v) and (vi) below, unalterable, (ii) the authoritative copy identifies Lender as the assignee of the record or records, (iii) the authoritative copy is communicated to and maintained by the Lender or its designated custodian, (iv) copies or revisions that add or change an identified assignee of the authoritative copy can only be made with the participation of Lender, (v) each copy of the authoritative copy and any copy of a copy is readily identifiable as a copy that is not the authoritative copy and (vi) any revision of the authoritative copy is readily identifiable as an authorized or unauthorized revision.

     6.     PRESERVATION  OF  COLLATERAL  AND  PERFECTION  OF SECURITY INTERESTS
            --------------------------------------------------------------------
THEREIN.
--------

     Borrowers shall, at Lender's request, at any time and from time to time, authenticate, execute and deliver to Lender such financing statements, documents and other agreements and instruments (and pay the cost of filing or recording the same in all public offices deemed necessary or desirable by Lender) and do such other acts and things or cause third parties to do such other acts and things as Lender may deem necessary or desirable in its sole discretion in order to establish and maintain a valid, attached and perfected security interest in the Collateral in favor of Lender (free and clear of all other liens, claims, encumbrances and rights of third parties whatsoever, whether voluntarily or involuntarily created, except Permitted Liens) to secure payment of the Liabilities, and in order to facilitate the collection of the Collateral. Each Borrower irrevocably hereby makes, constitutes and appoints Lender (and all Persons designated by Lender for that purpose) as such Borrower's true and lawful attorney and agent-in-fact to execute and file such financing statements, documents and other agreements and instruments and do such other acts and things as may be necessary to preserve and perfect Lender's security interest in the Collateral. Each Borrower further agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement shall be sufficient as a financing statement. Each Borrower further ratifies and confirms the prior filing by Lender of any and all financing statements which identify such Borrower as debtor, Lender as secured party and any or all Collateral as collateral.

     7.     POSSESSION  OF  COLLATERAL  AND  RELATED  MATTERS.
            -------------------------------------------------

     Until an Event of Default has occurred, each Borrower shall have the right, except as otherwise provided in this Agreement, in the ordinary course of such Borrower's business, to (a) sell, lease or furnish under contracts of service any of such Borrower's Inventory normally held by such Borrower for any such purpose; and (b) use and consume any raw materials, work in process or other materials normally held by such Borrower for such purpose; provided, however, that a sale in the ordinary course of business shall not include any transfer or sale in satisfaction, partial or complete, of a debt owed by such Borrower.

8.     COLLECTIONS.
       -----------

     (a) Lender may, at any time and from time to, whether before or after notification to any Account Debtor and whether before or after the maturity of any of the Liabilities, (i) enforce collection of any of Borrowers' Accounts or other amounts owed to Borrowers by suit or otherwise; (ii) exercise all of Borrowers' rights and remedies with respect to proceedings brought to collect any Accounts or other amounts owed to Borrowers; (iii) surrender, release or exchange all or any part of any Accounts or other amounts owed to Borrowers, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder; (iv) sell or assign any Account of Borrowers or other amount owed to Borrowers upon such terms, for such amount and at such time or times as Lender deems advisable; (v) prepare, file and sign Borrowers' name on any proof of claim in bankruptcy or other similar document against any Account Debtor or other Person obligated to Borrowers; and (vi) do all other acts and things which are necessary, in Lender's sole discretion, to fulfill Borrowers' obligations under this Agreement and to allow Lender to collect the Accounts or other amounts owed to Borrowers. In addition to any other provision hereof, Lender may at any time, whether before or after the occurrence and during the continuance of an Event of Default, at Borrowers' expense, notify any parties obligated on any of the Accounts to make payment directly to Lender of any amounts due or to become due thereunder. Lender's rights and remedies with respect to Borrowers' Accounts pursuant to this Section 8(b) and as otherwise provided in this Agreement is subject to Petsmarketing's insurance trust obligations to Clarendon National Insurance Company and its successors.

     (b) For purposes of calculating interest and fees, Lender shall, within three (3) Business Days after receipt by Lender at its office in Chicago, Illinois of (i) checks and (ii) cash or other immediately available funds from collections of items of payment and Proceeds of any Collateral, apply the whole or any part of such collections or Proceeds against the Liabilities in such order as Lender shall determine in its sole discretion. For purposes of determining the amount of Loans available for borrowing purposes, checks and cash or other immediately available funds from collections of items of payment and Proceeds of any Collateral shall be applied in whole or in part against the Liabilities, in such order as Lender shall determine in its sole discretion, on the day of receipt, subject to actual collection.

     (c) On a monthly basis, Lender shall deliver to Borrowers an account statement showing all Loans, charges and payments, which shall be deemed final, binding and conclusive upon Borrowers unless Borrowers notify Lender in writing, specifying any error therein, within thirty (30) days of the date such account statement is sent to Borrowers and any such notice shall only constitute an objection to the items specifically identified.

     9.     COLLATERAL,  AVAILABILITY  AND  FINANCIAL  REPORTS  AND  SCHEDULES.

     (a)     MONTHLY  REPORTS.
             ----------------

     Petsmarketing shall deliver to Lender, in addition to any other reports, as soon as practicable and in any event: within fifteen (15) days after the end of each month, (A) a detailed trial balance of such Borrower's Accounts aged per invoice date, in form and substance reasonably satisfactory to Lender including, without limitation, the names and addresses of all Account Debtors of such Borrower, and (B) a summary and detail of accounts payable (such Accounts and accounts payable divided into such time intervals as Lender may require in its sole discretion), including a listing of any held checks.

     (b)     FINANCIAL  STATEMENTS.
             ---------------------

     Each Borrower shall deliver to Lender the following financial information, all of which shall be prepared in accordance with generally accepted accounting principles consistently applied, and shall be accompanied by a compliance certificate in the form of Exhibit B hereto, which compliance certificate shall
                            ---------
include  a  calculation  of all financial covenants contained in this Agreement:
(i) no later than thirty (30) days after each calendar month, copies of internally prepared financial statements, including, without limitation, balance sheets and statements of income, retained earnings and cash flow of Borrower, certified by the Chief Financial Officer of such Borrower; and (ii) no later than ninety (90) days after the end of each of Borrowers' Fiscal Years, audited consolidated annual financial statements with an unqualified opinion by independent certified public accountants selected by Borrowers and reasonably satisfactory to Lender;

     (c)     OTHER  INFORMATION.
             ------------------

     Promptly following request therefore by Lender, such other business or financial data, reports, appraisals and projections as Lender may reasonably request.

     10.     TERMINATION.
             -----------

     THIS AGREEMENT SHALL BE IN EFFECT FROM THE DATE HEREOF UNTIL FEBRUARY 19, 2004 (THE "ORIGINAL TERM"). Provided that no Event of Default has occurred and is then existing, Lender will extend the Original Term for an additional one year ending on the anniversary date of the Original Term (the "RENEWAL TERM") upon payment by Borrowers to Lender of a $250,000 renewal fee (the "RENEWAL FEE"). Borrowers must advise Lender at least forty (40) days (the date of such notice by Borrowers to Lender is referred to as the "Extension Notice Date") prior to the end of the Original Term if Borrowers intend to extend the Original Term for an additional one year, and if so advised, the Renewal Fee must be paid by Borrowers to Lender within three (3) days of the Extension Notice Date. At such time as Borrowers have repaid all of the Liabilities and this Agreement has terminated, each Borrower shall deliver to Lender a release, in form and substance satisfactory to Lender, of all obligations and liabilities of Lender and its officers, directors, employees, agents, parents, subsidiaries and affiliates to Borrower, and if Borrowers are obtaining new financing from another lender, Borrowers shall deliver such lender's indemnification of Lender, in form and substance satisfactory to Lender, for checks which Lender has credited to either Borrower's account, but which subsequently are dishonored for any reason or for automatic clearinghouse or wire transfers not yet posted to such Borrower's account.

     Upon the occurrence of an Event of Default or if the Original Term of this Agreement is not renewed, Borrowers shall immediately cease to permit, allow or cause Hartville Insurance Company, Ltd. ("HIC") to acquire a quota share participation in any pet health insurance originated by Petsmarketing or any other Person. In the event of such non-renewal or upon the occurrence of an Event of Default, Borrowers authorize Lender to take whatever action or actions that Lender may deem appropriate, whether in the name of either Borrower or Lender, to ensure that HIC ceases to incur any additional reinsurance risk in connection with health care insurance plans originated by Petsmarketing or any other Person. In addition, Borrowers will cause the LaSalle Letter of Credit to be canceled as soon as possible upon the demand of Lender after the occurrence of an Event of Default and/or after the end of the Original Term or if the Original Term is extended at the option of Lender, after the Renewal Term. Borrowers hereby irrevocably constitute and appoint Lender as their attorney-in-fact for the purposes set forth above, such appointment being coupled with an interest for as long as the Liabilities remain outstanding. Upon payment and performance in full of all of the monetary Liabilities and termination of this Agreement as provided herein, Lender shall promptly deliver to Borrowers termination statements, requests for re-conveyances and such other documents as may be reasonably required to terminate Lender's security interest in the Collateral.

          11.     REPRESENTATIONS  AND  WARRANTIES.
                  --------------------------------

     Each Borrower hereby represents and warrants to Lender, which representations and warranties (whether appearing in this Section 11 or
                                                                 -----------
elsewhere) shall be true at the time of such Borrower's execution hereof and the closing of the transactions described herein or related hereto, shall remain true until the repayment in full and satisfaction of all the Liabilities and termination of this Agreement, and shall be remade by each Borrower at the time each Loan is made pursuant to this Agreement.

          (a)     FINANCIAL  STATEMENTS  AND  OTHER  INFORMATION.
                  ----------------------------------------------

     The financial statements and other information delivered or to be delivered by each Borrower to Lender at or prior to the date of this Agreement accurately reflect the financial condition of such Borrower as of the respective dates of such statements and other information, and there has been no adverse change in the financial condition, the operations or any other status of such Borrower since the date of the financial statements delivered to Lender most recently prior to the date of this Agreement. All written information now or heretofore furnished by such Borrower to Lender is true and correct as of the date with respect to which such information was furnished.

     (b)     LOCATIONS.
             ---------

     The office where each Borrower keeps its books, records and accounts (or copies thereof) concerning the Collateral, such Borrower's principal place of business and all of each Borrower's other places of business, locations of Collateral and post office boxes and locations of bank accounts are as set forth in Exhibit A and at other locations within the continental United States of
    ----------
which  Lender  has  been  advised  by  a  Borrower in accordance with subsection
   -                                                                  ----------
12(b)(i).  The  Collateral, including, without limitation, the Equipment (except
--------
any part thereof which a Borrower shall have advised Lender in writing consists of Collateral normally used in more than one state) is kept, or, in the case of vehicles, based, only at the addresses set forth on Exhibit A, and at other
                                                         ---------
locations within the continental United States of which Lender has been advised by a Borrower in writing in accordance with subsection 12(b)(i) hereof.
                                                    --------------------
     (c)     LOANS  BY  BORROWERS.
             --------------------

     Borrowers have not made any loans or advances to any Affiliate or other Person except for advances authorized hereunder to employees, officers and directors of Borrowers for travel and other expenses arising in the ordinary course of Borrowers' business and loans, if any, permitted pursuant to subsection 13(f) hereof.

     (d)     LIENS.
             -----

     Each Borrower is the lawful owner of all Collateral now purportedly owned or hereafter purportedly acquired by such Borrower, free from all liens, claims, security interests and encumbrances whatsoever, whether voluntarily or involuntarily created and whether or not perfected, other than the Permitted Liens.

     (e)     ORGANIZATION,  AUTHORITY  AND  NO  CONFLICT.
             -------------------------------------------

     Hartville is a corporation duly organized, validly existing and in good standing in the State of Nevada, its state organizational identification number is C10954-3000 and is duly qualified and in good standing in all states where the nature and extent of the business transacted by it or the ownership of its assets makes such qualification necessary. Petsmarketing is a corporation duly organized, validly existing and in good standing in the State of Ohio, its state organizational identification number is 1147049 and is duly qualified and in good standing in all states where the nature and extent of the business transacted by it or the ownership of its assets makes such qualification necessary. Each Borrower has the right and power and is duly authorized and empowered to enter into, execute and deliver this Agreement and the Other Agreements and perform its obligations hereunder and thereunder. Each Borrower's execution, delivery and performance of this Agreement and the Other Agreements does not conflict with the provisions of the organizational documents of such Borrower, any statute, regulation, ordinance or rule of law, or any agreement, contract or other document which may now or hereafter be binding on such Borrower, and such Borrower's execution, delivery and performance of this Agreement and the Other Agreements shall not result in the imposition of any lien or other encumbrance upon any of such Borrower's property under any existing indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument by which such Borrower or any of its property may be bound or affected.

     (f)     LITIGATION.
             ----------

     Except as set forth on Schedule 11(f) hereto, there are no actions or proceedings which are pending or threatened against Borrowers which might have a Material Adverse Effect on a Borrower, and such Borrower shall, promptly upon becoming aware of any such pending or threatened action or proceeding, give written notice thereof to Lender. Borrowers have no Commercial Tort Claims pending other than those set forth on Exhibit C hereto as Exhibit C may be amended from time to time.

     (g)     COMPLIANCE  WITH  LAWS  AND  MAINTENANCE  OF  PERMITS.
             -----------------------------------------------------

     Each Borrower has obtained all governmental consents, franchises, certificates, licenses, authorizations, approvals and permits, the lack of which would have a Material Adverse Effect on such Borrower. Each Borrower is in compliance in all material respects with all applicable federal, state, local and foreign statutes, orders, regulations, rules and ordinances (including, without limitation, Environmental Laws and statutes, orders, regulations, rules and ordinances relating to taxes, employer and employee contributions and similar items, securities, ERISA or employee health and safety) the failure to comply with which would have a Material Adverse Effect on such Borrower.

     (h)     AFFILIATE  TRANSACTIONS.
             -----------------------

     Except  as  set  forth on Schedule 11(h) hereto or as permitted pursuant to
                               --------------
subsection 11(c) hereof, neither Borrower is conducting, permitting or suffering
  --------------
to be conducted, transaction with any Affiliate other than transactions with Affiliates for the purchase or sale of Inventory or services in the ordinary course of business pursuant to terms that are no less favorable to such Borrower than the terms upon which such transfers or transactions would have been made had they been made to or with a Person that is not an Affiliate.

     (i)     NAMES  AND  TRADE  NAMES.
             ------------------------


     Each Borrower's name has always been as set forth on the first page of this Agreement and Borrowers use no trade names, assumed names, fictitious names or division names in the operation of its business, except as set forth on Schedule
                                                                      ----------
11(i)  hereto.
----

     (j)     EQUIPMENT.
             ---------

     Each Borrower has good and indefeasible and merchantable title to and ownership of all Equipment purportedly owned by such Borrower, subject to the Permitted Liens. No Equipment is an accession to other personal property unless such personal property is subject to a second priority lien in favor of Lender, subject to Permitted Liens.

     (k)     ENFORCEABILITY.
             --------------

     This Agreement and the Other Agreements to which Borrowers are a party are the legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

     (l)     RESERVED.
             ---------

     (m)     INDEBTEDNESS.
             ------------

     Except as set forth on Schedule 11(m) hereto, neither Borrower is obligated
                            -------------
(directly or indirectly), for any loans or other indebtedness for borrowed money other than the Loans.

     (n)     MARGIN  SECURITY  AND  USE  OF  PROCEEDS.
             ----------------------------------------

     Borrowers do not own any margin securities, and none of the proceeds of the Loans hereunder shall be used for the purpose of purchasing or carrying any margin securities or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase any margin securities or for any other purpose not permitted by Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

     (o)     PARENT,  SUBSIDIARIES  AND  AFFILIATES.
             --------------------------------------

     Except  as  set  forth  on  Schedule 11(o) hereto, neither Borrower has any
                                 -------------
Parents, Subsidiaries or other Affiliates or divisions, nor is either Borrower engaged in any joint venture or partnership with any other Person.

     (p)     NO  DEFAULTS.
             ------------

     Neither Borrower is in default under any material contract, lease or commitment to which it is a party or by which it is bound, nor does either Borrower know of any dispute regarding any contract, lease or commitment which would have a Material Adverse Effect on such Borrower.

     (q)     EMPLOYEE  MATTERS.
             -----------------

     Except as set forth on Schedule 11(q), there are no controversies pending or threatened between either Borrower and any of its employees, agents or independent contractors other than employee grievances arising in the ordinary course of business which would not, in the aggregate, have a Material Adverse Effect on such Borrower, and each Borrower is in compliance with all federal and state laws respecting employment and employment terms, conditions and practices except for such non-compliance which would not have a Material Adverse Effect on such Borrower.

     (s)     INTELLECTUAL  PROPERTY.
             ----------------------

     Each Borrower possesses adequate licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, tradestyles and trade names to continue to conduct its business as heretofore conducted by it.

     (t)     ENVIRONMENTAL  MATTERS.
             ----------------------

     Except as set forth in Schedule 11(s) hereto, neither Borrower has generated, used, stored, treated, transported, manufactured, handled, produced or disposed of any Hazardous Materials, on or off its premises (whether or not owned by it) in any manner which at any time violates any Environmental Law or any license, permit, certificate, approval or similar authorization thereunder and the operations of the such Borrower comply in all material respects with all Environmental Laws and all licenses, permits, certificates, approvals and similar authorizations thereunder. There has been no investigation, proceeding, complaint, order, directive, claim, citation or notice by any governmental authority or any other Person, nor is any pending or to the best of the such Borrower's knowledge threatened with respect to any non-compliance with or violation of the requirements of any Environmental Law by such Borrower or the release, spill or discharge, threatened or actual, of any Hazardous Materials or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials or any other environmental, health or safety matter, which affects such Borrower or its business, operations or assets or any properties at which such Borrower has transported, stored or disposed of any Hazardous Materials. Neither Borrower has any material liability (contingent or otherwise) in connection with a release, spill or discharge, threatened or actual, of any Hazardous Materials or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials.

     (u)     ERISA  MATTERS.
             --------------

     Except as set forth on Schedule 11(t), each Borrower has paid and discharged all obligations and liabilities arising under ERISA of a character which, if unpaid or unperformed, might result in the imposition of a lien against any of its properties or assets.

          12.     AFFIRMATIVE  COVENANTS.
                  ----------------------

     Until payment and satisfaction in full of all Liabilities and termination of this Agreement, unless Borrowers obtain Lender's prior written consent waiving or modifying any of Borrowers' covenants hereunder in any specific instance, each Borrower covenants and agrees as follows:

          (a)     MAINTENANCE  OF  RECORDS.
                  ------------------------

     Borrowers shall at all times keep accurate and complete books, records and accounts with respect to all of such Borrower's business activities, in accordance with sound accounting practices and generally accepted accounting principles consistently applied and insurance industry custom and practice, and shall keep such books, records and accounts, and any copies thereof, only at the addresses indicated for such purpose on Exhibit A;
                                              ----------

          (b)     NOTICES.
                  -------

     Each  Borrower  shall:

     (i)  LOCATIONS.  Promptly (but in no event less than ten (10) days prior to
          ---------
the occurrence thereof) notify Lender of the proposed opening of an new place of business or new location of Collateral, the closing of any existing place of business or location of Collateral, any change of in the location of such Borrower's books, records and accounts (or copies thereof), the opening or closing of any post office box, the opening or closing of any bank account or, if any of the Collateral consists of Goods of a type normally used in more than one state, the use of any such Goods in any state other than a state in which such Borrower has previously advised Lender that such Goods will be used.

     (ii)  INTENTIONALLY  DELETED.
           ----------------------

     (iii)  LITIGATION  AND  PROCEEDINGS.  Promptly upon becoming aware thereof,
            ---------------------------
notify Lender of any actions or proceedings which are pending or threatened against a Borrower which might have a Material Adverse Effect on such Borrower and of any Commercial Tort Claims of such Borrower which may arise, which notice shall constitute such Borrower's authorization to amend Exhibit C to add such Commercial Tort Claim.

     (iv)  NAMES  AND  TRADE  NAMES.  Notify  Lender within ten (10) days of the
           -----------------------
change of its name or the use of any trade name, assumed name, fictitious name or division name not previously disclosed to Lender in writing.

     (v)  ERISA  MATTERS.  Promptly  notify  Lender of (x) the occurrence of any
          --------------
"reportable event" (as defined in ERISA) which might result in the termination by the Pension Benefit Guaranty Corporation (the "PBGC") of any employee benefit plan ("Plan") covering any officers or employees of the Borrower, any benefits of which are, or are required to be, guaranteed by the PBGC, (y) receipt of any notice from the PBGC of its intention to seek termination of any Plan or appointment of a trustee therefore or (z) its intention to terminate or withdraw from any Plan.

     (vi)  ENVIRONMENTAL  MATTERS. Immediately notify Lender upon becoming aware
           ----------------------
of any investigation, proceeding, complaint, order, directive, claim, citation or notice with respect to any non-compliance with or violation of the requirements of any Environmental Law by such Borrower or the generation, use, storage, treatment, transportation, manufacture handling, production or disposal of any Hazardous Materials or any other environmental, health or safety matter which affects such Borrower or its business operations or assets or any properties at which such Borrower has transported, stored or disposed of any Hazardous Materials.

     (vii)  DEFAULT;  MATERIAL  ADVERSE  CHANGE.  Promptly  advise Lender of any
            -----------------------------------
material adverse change in the business, property, assets, prospects, operations or condition, financial or otherwise, of each Borrower, the occurrence of any Event of Default hereunder or the occurrence of any event which, if uncured, will become an Event of Default after notice or lapse of time (or both). All of the foregoing notices shall be provided by Borrowers to Lender in writing.

     (c)     COMPLIANCE  WITH  LAWS  AND  MAINTENANCE  OF  PERMITS.
             -----------------------------------------------------

     Each Borrower shall maintain all governmental consents, franchises, certificates, licenses, authorizations, approvals and permits, the lack of which would have a Material Adverse Effect on Borrowers and each Borrower shall remain in compliance with all applicable federal, state, local and foreign statutes, orders, regulations, rules and ordinances (including, without limitation, Environmental Laws and statutes, orders, regulations, rules and ordinances relating to taxes, employer and employee contributions and similar items, securities, ERISA or employee health and safety) the failure with which to comply would have a Material Adverse Effect on Borrowers, or either of them. Following any determination by Lender that there is non-compliance, or any condition which requires any action by or on behalf of Borrower in order to avoid non-compliance, with any Environmental Law, at Borrowers' expense cause an independent environmental engineer acceptable to Lender to conduct such tests of the relevant site(s) as are appropriate and prepare and deliver a report setting forth the results of such tests, a proposed plan for remediation and an estimate of the costs thereof.

          (d)     INSPECTION  AND  AUDITS.
                  -----------------------

     Borrowers shall permit Lender, or any Persons designated by it, to call at Borrowers' places of business two times each year and after the occurrence and during the continuance of an Event of Default at any reasonable times, and, without hindrance or delay, to inspect the Collateral and to inspect, audit, check and make extracts from each Borrower's books, records, journals, orders, receipts and any correspondence and other data relating to each Borrower's business, the Collateral or any transactions between the parties hereto, and shall have the right to make such verification concerning each Borrower's business as Lender may consider reasonable under the circumstances. Each Borrower shall furnish to Lender such information relevant to Lender's rights under this Agreement as Lender shall at any time and from time to time request. Lender, through its officers, employees or agents shall have the right, at any time and from time to time, in Lender's name, to verify the validity, amount or any other matter relating to any of a Borrower's Accounts, by mail, telephone, telegraph or otherwise. Borrowers authorize Lender to discuss the affairs, finances and business of Borrowers with any officers, employees or directors of Borrowers or with a Parent or any Affiliate or the officers, employees or directors of a Parent or any Affiliate, and to discuss the financial condition of Borrowers with Borrowers' independent public accountants. Any such discussions shall be without liability to Lender or to Borrowers' independent public accountants. Borrowers shall pay to Lender all customary fees and all costs and out-of-pocket expenses incurred by Lender in the exercise of its rights hereunder, and all of such fees, costs and expenses shall constitute Liabilities hereunder, including normal audit fees and out-of-pocket expenses related to such audit, including but not limited to, airfare, lodging, and meals, to cover Lender's periodic examinations of Collateral, as well as Borrowers' books and records. Audit fees will be charged at the rate of $10,000 for each audit, payable in advance. All of such fees, costs and expenses shall be constituted Liabilities hereunder, shall be payable on demand and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder.

     (e)     INSURANCE.
             ---------

     Each  Borrower  shall:

          (i) Keep the Collateral properly housed and insured for the full insurable value thereof against loss or damage by fire, theft, explosion, sprinklers, collision (in the case of motor vehicles) and such other risks as are customarily insured against by Persons engaged in businesses similar to that of such Borrower, with such companies, in such amounts, with such deductibles, and under policies in such form, as shall be reasonably satisfactory to Lender. Original (or certified) copies of such policies of insurance have been or shall be, within thirty (30) days of the date hereof, delivered to Lender, together with evidence of payment of all premiums therefore, and shall contain an endorsement, in form and substance acceptable to Lender, showing loss under such insurance policies payable to Lender. Such endorsement, or an independent instrument furnished to Lender, shall provide that the insurance company shall give Lender at least thirty (30) days written notice before any such policy of insurance is altered or canceled and that no act, whether willful or negligent, or default of a Borrower or any other Person shall affect the right of Lender to recover under such policy of insurance in case of loss or damage. In addition, each Borrower shall cause to be executed and delivered to Lender an assignment of proceeds of its business interruption insurance policies. Each Borrower hereby directs all insurers under all policies of insurance to pay all proceeds payable thereunder directly to Lender. Each Borrower irrevocably makes, constitutes and appoints Lender (and all officers, employees or agents designated by Lender) as such Borrower's true and lawful attorney (and agent-in-fact) for the purpose of making, settling and adjusting claims under such policies of insurance, endorsing the name of such Borrower on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and making all determinations and decisions with respect to such policies of insurance.

          (ii) Maintain, at its expense, such public liability and third party property damage insurance as is customary for Persons engaged in businesses similar to that of Borrowers with such companies and in such amounts, with such deductibles and under policies in such form as shall be reasonably satisfactory to Lender and original (or certified) copies of such policies have been or shall be, within ninety (90) days after the date hereof, delivered to Lender, together with evidence of payment of all premiums therefore; each such policy shall contain an endorsement showing Lender as additional insured thereunder and providing that the insurance company shall give Lender at least thirty (30) days written notice before any such policy shall be altered or canceled.

If Borrowers at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required above or to pay any premium relating thereto, then Lender, without waiving or releasing any obligation or default by Borrowers hereunder, may (but shall be under no obligation to) obtain and maintain such policies of insurance and pay such premiums and take such other actions with respect thereto as Lender deems advisable. Such insurance, if obtained by Lender, may, but need not, protect Borrowers' interests or pay any claim made by or against Borrowers with respect to the Collateral. Such insurance may be more expensive than the cost of insurance Borrowers may be able to obtain on its own and may be cancelled only upon Borrowers providing evidence that it has obtained the insurance as required above. All sums disbursed by Lender in connection with any such actions, including, without limitation, court costs, expenses, other charges relating thereto and reasonable attorneys' fees, shall constitute Loans hereunder, shall be payable on demand by Borrowers to Lender and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder.

     (f)     COLLATERAL.
             ----------

     Each Borrower shall keep the Collateral in good condition, repair and order and shall make all necessary repairs to the Equipment and replacements thereof so that the operating efficiency and the value thereof shall at all times be preserved and maintained. Borrower shall permit Lender to examine any of the Collateral at any time and wherever the Collateral may be located and, each Borrower shall, immediately upon written request therefore by Lender, deliver to Lender any and all evidence of ownership of any of the Equipment including, without limitation, certificates of title and applications of title. Each
Borrower shall, at the written request of Lender, indicate on its records concerning the Collateral a notation, in form satisfactory to Lender, of the security interest of Lender hereunder.

     (g)     USE  OF  PROCEEDS.
             -----------------

     All monies and other property obtained by Borrowers from Lender pursuant to this Agreement shall be used solely for business purposes of Borrowers.

     (h)     TAXES.
             -----

     Each Borrower shall file all required tax returns and pay all of its taxes when due, including, without limitation, taxes imposed by federal, state or municipal agencies, and shall cause any liens for taxes to be promptly released; provided, that Borrower shall have the right to contest the payment of such taxes in good faith by appropriate proceedings so long as (i) the amount so contested is shown on such Borrower's financial statements; and (ii) the contesting of any such payment does not give rise to a lien for taxes. If such Borrower fails to pay any such taxes and in the absence of any such contest by such Borrower, Lender may (but shall be under no obligation to) advance and pay any sums required to pay any such taxes and/or to secure the release of any lien therefore, and any sums so advanced by Lender shall constitute Loans hereunder, shall be payable by such Borrower to Lender on demand, and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder.


     (i)     INTELLECTUAL  PROPERTY.
             ----------------------

     Each Borrower shall maintain adequate licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, tradestyles and trade names to continue its business as heretofore conducted by it or as hereafter conducted by it.

     13.     NEGATIVE  COVENANTS.
             -------------------

     Until payment and satisfaction in full of all Liabilities and termination of this Agreement, unless Borrowers obtain Lender's prior written consent waiving or modifying any of such Borrower's covenants hereunder in any specific instance, each Borrower agrees as follows:

     (a)     GUARANTIES.
             ----------

     Except in connection with the LaSalle Bank Letter of Credit, Borrowers shall not assume, guarantee or endorse, or otherwise become liable in connection with, the obligations of any Person, except by endorsement of instruments for deposit or collection or similar transactions in the ordinary course of business.

     (b)     INDEBTEDNESS.
             ------------

     Borrowers shall not create, incur, assume or become obligated (directly or indirectly), for any loans or other indebtedness of borrowed money other than the loans, except that Borrowers may (i) incur a reimbursement obligation to LaSalle in accordance with the LaSalle Bank Letter of Credit agreements; (ii) borrow money from a person other than Lender on an unsecured and subordinated basis if a subordination agreement in favor of Lender and in form and substance satisfactory to Lender is executed and delivered to Lender relative thereto;
(iii)  maintain  its present indebtedness listed on Schedule 11(n) hereto; (iii)
                                                    --------------
incur unsecured indebtedness to trade creditors in the ordinary course of business; (iv) incur purchase money indebtedness or capitalized lease obligations in connection with Capital; and (v) incur operating lease obligations.

     (c)     LIENS.
             -----

     Borrowers shall not grant or permit to exist (voluntarily or involuntarily) any lien, claim, security interest or other encumbrance whatsoever on any of its assets, other than Permitted Liens.

     (d)     MERGERS,  SALES,  ACQUISITIONS, SUBSIDIARIES AND OTHER TRANSACTIONS
             -------------------------------------------------------------------
OUTSIDE  THE  ORDINARY  COURSE  OF  BUSINESS.
 -------------------------------------------

     Neither Borrower shall (i) enter into any merger or consolidation; (ii) change the state of such Borrower's organization or enter into any transaction which has the effect of changing such Borrower's state of organization (iii) sell, lease or otherwise dispose of any of its assets other than in the ordinary course of business; (iv) purchase the stock, other equity interests or all or a material portion of the assets of any Person or division of such Person; or (v) enter into any other transaction outside the ordinary course of such Borrower's business, including, without limitation, any purchase, redemption or retirement of any shares of any class of its stock or any other equity interest. Neither Borrower shall form any Subsidiaries or enter into any joint ventures or partnerships with any other Person.

     (e)     DIVIDENDS  AND  DISTRIBUTIONS.
             -----------------------------

     Borrowers shall not declare or pay any dividend or other distribution (whether in cash or in kind) on any class of its stock (if Borrower is a corporation) or on account of any equity interest in Borrower (if Borrower is a partnership, limited liability company or other type of entity).

     (f)     INVESTMENTS;  LOANS.
             -------------------

     Neither Borrower shall purchase or otherwise acquire, or contract to purchase or otherwise acquire, the obligations or stock of any Person, other than direct obligations of the United States; nor shall either Borrower lend or otherwise advance funds to any Person except for advances made to employees, officers and directors for travel and other expenses arising in the ordinary course of business.

     (g)     FUNDAMENTAL  CHANGES,  LINE  OF  BUSINESS.
             -----------------------------------------

     Neither Borrower shall amend its organizational documents or change its Fiscal Year or enter into a new line of business materially different from such Borrower's current business.

     (h)     EQUIPMENT.
             ---------

     Borrowers shall not permit any Equipment to become an accession to any other personal property unless such personal property is subject to a second priority lien in favor of Lender, subject to the Permitted Liens.

     (i)     AFFILIATE  TRANSACTIONS.
             -----------------------

     Except  as  set  forth on Schedule 11(i) hereto or as permitted pursuant to
                               --------------
subsection  11(c)  hereof,  Borrowers  shall not conduct, permit or suffer to be
  ---------------
conducted, transactions with Affiliates for the purchase or sale of Inventory or services in the ordinary course of business pursuant to terms that are less favorable to Borrowers than the terms upon which such transfers or transactions would have been made had they been made to or with a Person that is not an Affiliate.

     (j)     REINSURANCE  RISK.
             -----------------

     Borrower shall cause Hartville Insurance Company, LTD. to stop writing or incurring insurance and/or reinsurance risk based in whole or in part, or directly or indirectly, on the LaSalle Bank Letter of Credit at any time after the occurrence of an Event of Default and/or after the Original Term of this Agreement or, if the Original Term has been extended as provided in Section 10 hereof, the Renewal Term of this Agreement.

     14.     JOINT  AND  SEVERAL  LIABILITY.
             ------------------------------

     (a) Notwithstanding anything to the contrary contained herein, all Liabilities of each Borrower hereunder shall be joint and several obligations of Borrowers;

     (b) Notwithstanding any provisions of this Agreement to the contrary, it is intended that the joint and several nature of the Liabilities of Borrowers and the liens and security interests granted by borrowers to secure the Liabilities, not constitute a "Fraudulent Conveyance" (as defined below). Consequently, Lender and Borrowers agree that if the Liabilities of a Borrower, or any liens or security interests granted by such Borrower securing the Liabilities would, but for the application of this sentence, constitute a Fraudulent Conveyance, the Liabilities of such Borrower and the liens and security interests securing such Liabilities shall be valid and enforceable only to the maximum extent that would not cause such Liabilities or such lien or security interest to constitute a Fraudulent Conveyance, and the Liabilities of such Borrower and this Agreement shall automatically be deemed to have been amended accordingly. For purposes hereof, "Fraudulent conveyance" means a fraudulent conveyance under Section 548 of Chapter 11 of Title II of the United States Code (11 U.S.C. Sec. 101, et seq.), as amended (the "Bankruptcy Code") or a fraudulent conveyance or fraudulent transfer under the applicable provision of any fraudulent conveyance or fraudulent transfer law or similar law of any state, nation or other governmental unit, as in effect from time to time;

     (c) Each Borrower assumes responsibility for keeping itself informed of the financial condition of the other Borrowers, and any and all endorsers and/or guarantors of any instrument or document evidencing all or any part of such other Borrower's Liabilities and of all other circumstances bearing upon the risk of nonpayment by such other Borrowers of their Liabilities and each Borrower agrees that Lender shall not have any duty to advise such Borrower of information known to Lender regarding such condition or any such circumstances or to undertake any investigation not a part of its regular business routine. If Lender, in its sole discretion, undertakes at any time or from time to time to provide any such information to a Borrower, Lender shall not be under any obligation to update any such information or to provide any such information to such Borrower on any subsequent occasion;

     (d) Lender is hereby authorized, without notice or demand and without affecting the liability of any Borrower hereunder, to, at a time and from time to time (i) renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to a Borrower's Liabilities or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument now or hereafter executed by a Borrower and delivered to Lender; (ii) accept partial payments on a Borrower's Liabilities; (iii) take and hold security or collateral for the payment of a Borrower's Liabilities; (iii) take and hold security or collateral for the payment of a Borrower's Liabilities hereunder or for the payment of any guaranties of a Borrower's Liabilities or other liabilities of a Borrower and exchange, enforce, waive and release any such security or collateral; (iv) apply such security or collateral and direct the order or manner of sale thereof as Lender, in its sole discretion may determine; and (v) settle, release, compromise, collect or otherwise liquidate a Borrower's Liabilities and any security or collateral therefore in any manner, without affecting or impairing the obligations of the other Borrowers. Lender shall have the exclusive right to determine the time and manner of application of any payments or credits, whether received from a Borrower or any other source, and such determination shall be binding on such Borrower. All such payments and credits may be applied, reversed and reapplied, in whole or in part, to any of a Borrower's Liabilities as Lender shall determine in its sole discretion without affecting the validity or enforceability of the Liabilities of the other Borrowers;

     (e) Each Borrower hereby agrees that, except as hereinafter provided, its obligations hereunder shall be unconditional, irrespective of (i) the absence of any attempt to collect a Borrower's Liabilities from and Borrower or any guarantor or other action to enforce the same; (ii) the waiver or consent by Lender with respect to any provision of any instrument evidencing Borrowers'
Liabilities, or any part thereof, or any other agreement heretofore, now or hereafter executed by a Borrower and delivered to Lender; (iii) failure by Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for Borrower's Liabilities;
(iv) the institution of any proceeding under the Bankruptcy Code, or any similar proceeding, by or against a Borrower or Lender's election in any such proceeding of the application of Section 1111(b)(2) of the Bankruptcy Code; (v) any borrowing or grant of a security interest by any Borrower as debtor-in-possession, under Section 364 of the Bankruptcy Code; (vi) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of Lender's claim(s) for repayment of any of Borrowers' Liabilities; or (vii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor; and

     (f) No payment made by or for the account of a Borrower including, without limitations, (i) a payment made by such Borrower on behalf of another Borrower's Liabilities or (ii) a payment made by any other person under any guaranty, shall entitle such Borrower, by subrogation or otherwise, to any payment from such other Borrower or from or out of such other Borrower's property and such Borrower shall not exercise any right or remedy against such other Borrower or any property of such other Borrower by reason of any performance of such Borrower of its joint and several obligations hereunder.

     15.     DEFAULT.
             -------

     The occurrence of any one or more of the following events shall constitute an "Event of Default" by Borrowers hereunder:

     (a)     PAYMENT.
             -------

     The failure of any Obligor to pay when due, declared due, or demanded by Lender, any of the Liabilities and such failure shall continue for ten (10) days thereafter.

     (b)     BREACH  OF  THIS  AGREEMENT  AND  THE  OTHER  AGREEMENTS.
             --------------------------------------------------------

     The failure of any Obligor to perform, keep or observe any of the covenants, conditions, promises, agreements or obligations of such Obligor under this Agreement or any of the Other Agreements; provided that any such failure by an Obligor under subparagraphs 12(b)(ii), 11(d) (but only with respect to involuntarily created liens, claims, security interests and encumbrances), 12(c), (11(q), 11(r), 11(s) and 11(t) of this Agreement shall not constitute an Event of Default hereunder until the fifteenth (15th) day following the occurrence thereof.

     (c)     BREACHES  OF  OTHER  OBLIGATIONS.
             --------------------------------

     The failure of any Obligor to perform, keep or observe any of the covenants, conditions, promises, agreements or obligations of such Obligor under any other agreement with any Person if such failure could reasonably be expected to have a Material Adverse Effect on such Obligor.

     (d)     BREACH  OF  REPRESENTATIONS  AND  WARRANTIES.
             --------------------------------------------

     The making or furnishing by any Obligor to Lender of any representation, warranty, certificate, schedule, report or other communication within or in connection with this Agreement or the Other Agreements or in connection with any other agreement between such Obligor and Lender, which is untrue or misleading in any respect.

     (e)     LOSS  OF  COLLATERAL.
             --------------------

     The loss, theft, damage or destruction of, or (except as permitted hereby) sale, lease or furnishing under a contract of service of, any of the Collateral in excess of $100,000 that is not covered by insurance.

     (f)     LEVY,  SEIZURE  OR  ATTACHMENT.
             ------------------------------

     The making or any attempt by any Person to make any levy, seizure or attachment upon any of the Collateral.

     (g)     BANKRUPTCY  OR  SIMILAR  PROCEEDINGS.
             ------------------------------------

     The commencement of any proceedings in bankruptcy by or against any Obligor or for the liquidation or reorganization of any Obligor, or alleging that such Obligor is insolvent or unable to pay its debts as they mature, or for the readjustment or arrangement of any Obligor's debts, whether under the United States Bankruptcy Code or under any other law, whether state or federal, now or hereafter existing, for the relief of debtors, or the commencement of any analogous statutory or non-statutory proceedings involving any Obligor; provided, however, that if such commencement of proceedings against such Obligor is involuntary, such action shall not constitute an Event of Default unless such proceedings are not dismissed within thirty (30) days after the commencement of such proceedings.

     (h)     APPOINTMENT  OF  RECEIVER.
             -------------------------

     The appointment of a receiver or trustee for any Obligor, for any of the Collateral or for any substantial part of any Obligor's assets or the institution of any proceedings for the dissolution, or the full or partial liquidation, or the merger or consolidation, of any Obligor which is a corporation, limited liability company or a partnership; provided, however, that if such appointment or commencement of proceedings against such Obligor is involuntary, such action shall not constitute an Event of Default unless such appointment is not revoked or such proceedings are not dismissed within forty-five (45) days after the commencement of such proceedings.

     (i)     JUDGMENT.
             --------

     The entry of any judgment or order against any Obligor in excess of $25,000, which remains unsatisfied or undischarged and in effect for thirty (30) days after such entry without a stay of enforcement or execution.

     (j)     DEATH  OR  DISSOLUTION  OF  OBLIGOR.
             -----------------------------------

     The death of W. Russell Smith III, or of any general partner who is a natural Person of any Obligor which is a partnership, or any member who is a natural Person of any Obligor which is a limited liability company or the dissolution of any Obligor which is a partnership, limited liability company, corporation or other entity.

     (k)     DEFAULT  OR  REVOCATION  OF  GUARANTY.
             -------------------------------------

     The occurrence of an event of default under, or the revocation or termination of, any agreement, instrument or document executed and delivered by any Person to Lender pursuant to which such Person has guaranteed to Lender the payment of all or any of the Liabilities or has granted Lender a security interest in or lien upon some or all of such Person's real and/or personal property to secure the payment of all or any of the Liabilities.

     (l)     CRIMINAL  PROCEEDINGS.
             ---------------------

     The institution in any court of a criminal proceeding against any Obligor, or the indictment of any Obligor for any crime.

     (m)     CHANGE  OF  MANAGEMENT.
             ----------------------

     If W. Russell Smith III shall cease to be President of Hartville and Petsmarketing at any time.

     16.     REMEDIES  UPON  AN  EVENT  OF  DEFAULT.
             --------------------------------------

     (a)     Upon  the occurrence of an Event of Default described in subsection
                                                                      ----------
15(g)  hereof, all of the Liabilities shall immediately and automatically become
-----
due and payable, without notice of any kind. Upon the occurrence of any other Event of Default, all Liabilities may, at the option of Lender, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

     (b) Upon the occurrence of an Event of Default, Lender may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code and any other applicable law in addition to, and not in lieu of, any rights and remedies expressly granted in this Agreement or in any of the Other Agreements and all of Lender's rights and remedies shall be cumulative and non-exclusive to the extent permitted by law. In particular, but not by way of limitation of the foregoing, Lender may, without notice, demand or legal process of any kind, take possession of any or all of the Collateral (in addition to Collateral of which it already has possession), wherever it may be found, and for that purpose may pursue the same wherever it may be found, and may enter onto any of Borrowers' premises where any of the Collateral may be, and search for, take possession of, remove, keep and store any of the Collateral until the same shall be sold or otherwise disposed of, and Lender shall have the right to store the same at any of Borrowers' premises without cost to Lender. At
Lender's request, Borrowers shall, at Borrowers' expense, assemble the Collateral and make it available to Lender at one or more places to be designated by Lender and reasonably convenient to Lender and Borrowers. Borrowers recognize that if Borrowers fail to perform, observe or discharge any of their Liabilities under this Agreement or the Other Agreements, no remedy at law will provide adequate relief to Lender, and agrees that Lender shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages. Any notification of intended disposition of any of the Collateral required by law will be deemed to be a reasonable authenticated notification of disposition if given at least ten (10) days prior to such disposition and such notice shall (i) describe Lender and Borrowers, (ii) describe the Collateral that is the subject of the intended disposition, (iii) state the method of the intended disposition, (iv) state that Borrowers are entitled to an accounting of the Liabilities and state the charge, if any, for an accounting and (v) state the time and place of any public disposition or the time after which any private sale is to be made. Lender may disclaim any warranties that might arise in connection with the sale, lease or other disposition of the Collateral and has no obligation to provide any warranties at such time. Any Proceeds of any disposition by Lender of any of the Collateral may be applied by Lender to the payment of expenses in connection with the Collateral, including, without limitation, legal expenses and reasonable attorneys' fees, and any balance of such Proceeds may be applied by Lender toward the payment of such of the Liabilities, and in such order of application, as Lender may from time to time elect.

     17.     CONDITIONS PRECEDENT.  The obligation of Lender to fund the Loan is
             --------------------
subject to the satisfaction or waiver on or before February 19, 2003 of the following conditions precedent: Lender shall have received each of the following agreements, opinions, certificates and other documents as follows:

(i)     This  Agreement;
(ii)    $3,000,000  Promissory  Note  (Secured);
(iii)   Secretary's  Certificate  of  each  Borrower;
(iv) Good Standing Certificate for each Borrower dated within twenty days of this date;
(v) Unanimous Written Consent of the Directors of each Borrower authorizing the Loans and the execution and delivery of this Agreement;
(vi) Acknowledgment of the filing of a UCC-1 Financing Statement naming (a) Hartville as Debtor in favor of Lender with the Office of the Nevada Secretary of State and (b) Petsmarketing as Debtor in favor of Lender in the Office of the Ohio Secretary of State;
(vii)   Guaranty  of  W.  Russell  Smith  III  and  Whiskers,  Inc.;
(viii) Stock Pledge Agreement from each of Hartville, W. Russell Smith III and Whiskers, Inc. together with the stock certificates evidencing each stock pledge and related stock powers executed in blank;
(ix) Warrant Agreement whereby Hartville agrees to issue to Lender 300,000 restricted warrants to purchase the stock of Hartville as provided in such Agreement.
(x) Letter Agreement of Hartville Insurance Company regarding incurring new reinsurance risk after the Original Term or, if applicable, Renewal Term and the termination of the LaSalle Letter of Credit; and
(xi)    Opinion  of  Borrower's  counsel  in  form  satisfactory  to  Lender.

     18.     INDEMNIFICATION.
             ---------------

     Borrowers agree to defend (with counsel satisfactory to Lender), protect, indemnify and hold harmless Lender, each affiliate or subsidiary of Lender, and each of their respective officers, directors, employees, attorneys and agents (each an "Indemnified Party") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature (including, without limitation, the disbursements and the reasonable fees of counsel for each Indemnified Party in connection with any investigative, administrative or judicial proceeding, whether or not the Indemnified Party shall be designated a party thereto), which may be imposed on, incurred by, or asserted against, any Indemnified Party (whether direct, indirect or consequential and whether based on any federal, state or local laws or regulations, including, without limitation, securities laws and regulations, Environmental Laws and commercial laws and regulations, under common law or in equity, or based on contract or otherwise) in any manner relating to or arising out of this Agreement or any Other Agreement, or any act, event or transaction related or attendant thereto, the making or issuance and the management of the Loans or any Letters of Credit or the use or intended use of the proceeds of the Loans or any Letters of Credit; provided, however, that Borrowers shall not have any obligation hereunder to any Indemnified Party with respect to matters caused by or resulting from the willful misconduct or gross negligence of such Indemnified Party. To the extent that the undertaking to indemnify set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Borrowers shall satisfy such undertaking to the maximum extent permitted by applicable law. Any liability, obligation, loss, damage, penalty, cost or expense covered by this indemnity shall be paid to each Indemnified Party on demand, and, failing prompt payment, shall, together with interest thereon at the highest rate then applicable to Loans hereunder from the date incurred by each Indemnified Party until paid by Borrowers, be added to the Liabilities of Borrowers and be secured by the Collateral. The provisions of this Section 18 shall survive the satisfaction and payment of the other
      -----------
Liabilities  and  the  termination  of  this  Agreement.

     19.     NOTICE.
             ------

     All written notices and other written communications with respect to this Agreement shall be sent by ordinary, certified or overnight mail, by telecopy or delivered in person, and in the case of Lender shall be sent to it at 20682 North Plumwood, Kildeer, Illinois 60047, Attention: Mohammed H. Mirza (847) 726-2217, and in the case of Borrowers shall be sent to it at its principal place of business set forth on Exhibit A hereto or as otherwise directed by
                                    ---------
Borrowers in writing. All notices shall be deemed received upon actual receipt thereof or refusal of delivery.

     20.     CHOICE  OF  GOVERNING  LAW;  CONSTRUCTION;  FORUM  SELECTION.
             ------------------------------------------------------------

     This Agreement and the Other Agreements are submitted by Borrowers to Lender for Lender's acceptance or rejection at Lender's principal place of business as an offer by Borrowers to borrow monies from Lender now and from time to time hereafter, and shall not be binding upon Lender or become effective until accepted by Lender, in writing, at said place of business. If so accepted by Lender, this Agreement and the Other Agreements shall be deemed to have been made at said place of business. THIS AGREEMENT AND THE OTHER AGREEMENTS SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT, AND IN ALL OTHER RESPECTS, INCLUDING, WITHOUT LIMITATION, THE LEGALITY OF THE INTEREST RATE AND OTHER CHARGES, BUT EXCLUDING PERFECTION OF THE SECURITY INTERESTS IN COLLATERAL LOCATED OUTSIDE OF THE STATE OF ILLINOIS, WHICH SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE RELEVANT JURISDICTION IN WHICH SUCH COLLATERAL IS LOCATED. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or remaining provisions of this Agreement.

     To induce Lender to accept this Agreement, each Borrower irrevocably agrees that, subject to Lender's sole and absolute election, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS AGREEMENT, THE OTHER AGREEMENTS OR THE COLLATERAL SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY OF CHICAGO, STATE OF ILLINOIS. EACH BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURTS LOCATED WITHIN SAID CITY AND STATE. Borrowers irrevocably consent to service of process by mail. EACH BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST SUCH BORROWER BY LENDER IN ACCORDANCE WITH THIS SECTION.

     21.     MODIFICATION  AND  BENEFIT  OF  AGREEMENT.
             -----------------------------------------

     This Agreement and the Other Agreements may not be modified, altered or amended except by an agreement in writing signed by Borrowers or such other person who is a party to such Other Agreement and Lender. Borrowers may not sell, assign or transfer this Agreement, or the Other Agreements or any portion thereof, including, without limitation, Borrowers' rights, titles, interest, remedies, powers or duties hereunder and thereunder. Borrowers hereby consent to Lender's sale, assignment, transfer or other disposition, at any time and from time to time hereafter, of this Agreement, or the Other Agreements, or of any portion thereof, or participations therein, including, without limitation, Lender's rights, titles, interest, remedies, powers and/or duties and agrees that it shall execute and deliver such documents as Lender may request in connection with any such sale, assignment, transfer or other disposition.

     22.     HEADINGS  OF  SUBDIVISIONS.
             --------------------------

     The headings of subdivisions in this Agreement are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Agreement.

     23.     POWER  OF  ATTORNEY.
             -------------------

     Each Borrower acknowledges and agrees that its appointment of Lender as its attorney and agent-in-fact for the limited purposes specified in this Agreement is an appointment coupled with an interest and shall be irrevocable until all of the Liabilities are satisfied and paid in full and this Agreement is terminated.

     24.     CONFIDENTIALITY.
             ---------------

     Borrowers and Lender hereby agree and acknowledge that any and all information relating to Borrowers which is (i) furnished by Borrowers to Lender (or to any affiliate of Lender); and (ii) non-public, confidential or proprietary in nature, shall be kept confidential by Lender or such affiliate in accordance with applicable law; provided, however, that such information and other credit information relating to Borrowers may be distributed by Lender or such affiliate to Lender's or such affiliate's directors, officers, employees, attorneys, affiliates, assignees, participants, auditors, agents and regulators, and upon the order of a court or other governmental agency having jurisdiction over Lender or such affiliate, to any other party. Borrowers and Lender further agree that this provision shall survive the termination of this Agreement. Notwithstanding the foregoing, Borrowers hereby consent to Lender publishing a tombstone or similar advertising material relating to the financing transaction contemplated by this Agreement.

25.     BROKERAGE  COMMISSION;  THIRD  PARTY  FEES:
        ------------------------------------------

     Lender shall not be responsible for any brokerage or other fee to Summit Financial Partners or any other party who assisted Borrowers to arrange the credit being extended to Borrowers pursuant to this Agreement. Borrower shall have the sole responsibility to pay any such fee and will indemnify Lender with respect thereto in accordance with Section 18 above.

     26.     COUNTERPARTS.
             ------------

     This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all of which counterparts together shall constitute but one agreement.

     27.     ELECTRONIC  SUBMISSIONS.
             -----------------------

     Upon not less than thirty (30) days' prior written notice (the "APPROVED ELECTRONIC FORM NOTICE"), Lender may permit or require that any of the documents, certificates, forms, deliveries or other communications, authorized, required or contemplated by this Agreement or the Other Agreements, be submitted to Lender in "APPROVED ELECTRONIC FORM" (as hereafter defined), subject to any reasonable terms, conditions and requirements in the applicable Approved Electronic Forms Notice. For purposes hereof "ELECTRONIC FORM" means e-mail, e-mail attachments, data submitted on web-based forms or any other communication method that delivers machine readable data or information to Lender, and "APPROVED ELECTRONIC FORM" means an Electronic Form that has been approved in writing by Lender (which approval has not been revoked or modified by Lender) and sent to Borrowers in an Approved Electronic Form Notice. Except as otherwise specifically provided in the applicable Approved Electronic Form Notice, any submissions made in an applicable Approved Electronic Form shall have the same force and effect that the same submissions would have had if they had been submitted in any other applicable form authorized, required or contemplated by this Agreement or the Other Agreements.

     28.     WAIVER  OF  JURY  TRIAL;  OTHER  WAIVERS.
             ----------------------------------------

     (a) EACH BORROWER AND LENDER EACH HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS
AGREEMENT, ANY OF THE OTHER AGREEMENTS, THE LIABILITIES, THE COLLATERAL, ANY ALLEGED TORTIOUS CONDUCT BY EACH BORROWER OR LENDER OR WHICH, IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN EACH BORROWER AND LENDER. IN NO EVENT SHALL LENDER BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.

     (b) Each Borrower hereby waives demand, presentment, protest and notice of nonpayment, and further waives the benefit of all valuation, appraisal and exemption laws.

     (c) Each Borrower hereby waives the benefit of any law that would otherwise restrict or limit Lender or any affiliate of Lender in the exercise of its right, which is hereby acknowledged and agreed to, to set-off against the Liabilities, without notice at any time hereafter, any indebtedness, matured or unmatured, owing by Lender or such affiliate of Lender to each Borrower, including, without limitation any deposit account at Lender or such affiliate.
     (d) OTHER THAN NOTICE, IF ANY, AS SPECIFICALLY PROVIDED IN THIS AGREEMENT, EACH BORROWER HEREBY WAIVES ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY LENDER OF ITS RIGHTS TO REPOSSESS THE COLLATERAL OF SUCH BORROWER WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON SUCH COLLATERAL.

     (e) Lender's failure, at any time or times hereafter, to require strict performance by Borrower of any provision of this Agreement or any of the Other Agreements shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Lender of an Event of Default under this Agreement or any default under any of the Other Agreements shall not suspend, waive or affect any other Event of Default under this Agreement or any other default under any of the Other Agreements, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. No delay on the part of Lender in the exercise of any right or remedy under this Agreement or any Other Agreement shall preclude other or further exercise thereof or the exercise of any right or remedy. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Agreement or any of the Other Agreements and no Event of Default under this Agreement or default under any of the Other Agreements shall be deemed to have been suspended or waived by Lender unless such suspension or waiver is in writing, signed by a duly authorized officer of Lender and directed to such Borrower specifying such suspension or waiver.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

                                      BORROWERS:
                                      HARTVILLE GROUP, INC.


                                      By:/s/ W. Russell Smith III
                                         ------------------------
                                      Name:  W. Russell Smith III
                                      Title: President


                                      PETSMARKETING INSURANCE.COM AGENCY, INC.


                                      By:/s/ W. Russell Smith III
                                         ------------------------
                                      Name:  W. Russell Smith III
                                      Title: President


                                      LENDER:

                                      SAMIR FINANCIAL II, L.L.C., an Illinois
                                          limited liability company


                                      By: /s/ Mohammed H. Mirza
                                          ---------------------
                                      Name:  Mohammed H. Mirza
                                      Title: Manager

                 EXHIBIT A -- BUSINESS AND COLLATERAL LOCATIONS

     Attached to and made a part of that certain Loan and Security Agreement of even date herewith between HARTVILLE GROUP, INC. and PETSMARKETING INSURANCE.COM AGENCY, INC. ("BORROWERS") and SAMIR FINANCIAL II, L.L.C. ("LENDER").

          Borrowers' Business Locations (please indicate which location is the principal place of business and at which locations originals and all copies of Borrower's books, records and accounts are kept).

                        1.  7551  N.  Main  Street
                            North  Canton,  Ohio  44720

                       EXHIBIT B - COMPLIANCE CERTIFICATE

     Attached to and made a part of that certain Loan and Security Agreement, as it may be amended in accordance with its terms from time to time, including all exhibits attached thereto (the "AGREEMENT") of even date herewith between HARTVILLE GROUP, INC. PETSMARKETING INSURANCE.COM AGENCY, INC. ("BORROWERS") and SAMIR FINANCIAL II, L.L.C. ("LENDER").

     This Certificate is submitted pursuant to subsection 9(c) of the Agreement.

     The  undersigned  hereby  certifies  to  Lender that as of the date of this
Certificate:

1.       The  undersigned  is  the  President of [Hartville/Petsmarketing].

2. There exists no event or circumstance which is or which with the passage of time, the giving of notice, or both would constitute an Event of Default, as that term is defined in the Agreement, or, if such an event of circumstance exists, a writing attached hereto specifies the nature thereof, the period of existence thereof and the action that Hartville/Petsmarketing has taken or proposes to take with respect thereto.

3. No material adverse change in the condition, financial or otherwise, business, property, or results of operations of Hartville/Petsmarketing has
occurred         , or, if such a change has occurred, a writing attached
       ---------
hereto specifies the nature thereof and the action that Hartville/Petsmarketing has taken or proposes to take with respect thereto.

4. Borrower is in compliance with the representations, warranties and covenants in the Agreement, or, if Hartville/Petsmarketing is not in compliance with any representations, warranties or covenants in the Agreement, a writing attached hereto specifies the nature thereof, the period of existence thereof and the action that Hartville/Petsmarketing has taken or proposes to take with respect thereto.

5. The financial statements of Hartville/Petsmarketing being concurrently delivered herewith have been prepared in accordance with generally accepted accounting principles consistently applied and there have been no material changes in accounting policies or financial reporting practices of
Hartville/Petsmarketing since             or, if any such change has occurred,
                             --------------
such  changes  are  set  forth  in  a  writing  attached  hereto.

6. Attached hereto is a true and correct calculation of the financial covenants contained in the Agreement.

                             HARTVILLE GROUP, INC. / PETSMARKETING
                             INSURANCE.COM AGENCY, INC.


                             By:
                                ------------------------------------
                             Its:
                                ------------------------------------

                       EXHIBIT C - COMMERCIAL TORT CLAIMS



     None.

                           SCHEDULE 11(F) - LITIGATION

     None.

                     SCHEDULE 11(H) - AFFILIATE TRANSACTIONS

                      SCHEDULE 11(I) - NAMES & TRADE NAMES



     Petshealth Care Plan

                          SCHEDULE 11(M) - INDEBTEDNESS

              SCHEDULE 11(O) - PARENT, SUBSIDIARIES AND AFFILIATES


     Whiskers, Inc. owns 90% of the outstanding stock of Hartville Group, Inc. and Hartville Group owns 100% of Petsmarketing Insurance.com Agency. Inc. and Hartville Insurance Company, Ltd

                        SCHEDULE 11(Q) - EMPLOYEE MATTERS

                     SCHEDULE 11(S) - ENVIRONMENTAL MATTERS


     None.

                         SCHEDULE 11(T) - ERISA MATTERS.


     None.